SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                              1934 (Amendment No. )

Filed by Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-12

                               EMERSON RADIO CORP.
                (Name of Registrant as Specified In Its Charter)
  ---------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of  securities to which  transaction  applies:
--------------------------------------------------------------------------------
          (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
          (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
          (5) Total Fee Paid
--------------------------------------------------------------------------------

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount  Previously  Paid:
--------------------------------------------------------------------------------
        (2) Form, Schedule or Registration Statement  No:
--------------------------------------------------------------------------------
        (3) Filing Party:
--------------------------------------------------------------------------------
        (4) Date Filed:
--------------------------------------------------------------------------------

                               EMERSON RADIO CORP.
                                 Nine Entin Road
                                  P.O. Box 430
                        Parsippany, New Jersey 07054-0430

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 24, 2001

Dear Stockholder:

          As a stockholder of Emerson Radio Corp. ("we", "our" or "Emerson"), you are hereby given notice of and invited to attend in person or by proxy Emerson's 2001 Annual Meeting of Stockholders to be held at the Bent Tree Country Club, 5201 Westgrove, Dallas, Texas 75248 on Friday, August 24, 2001 at 1:00 p.m. (local time).

          At this year's stockholders' meeting, you will be asked to elect five directors to serve for a one-year term and to transact such other business as may properly come before the meeting and any adjournment(s) thereof. The Board of Directors unanimously recommends that you vote FOR the directors nominated. Accordingly, please give careful attention to these proxy materials.

          Only stockholders of record of Emerson's common stock as of the close of business on July 18, 2001 (the "Record Date") are entitled to notice of and to vote at such meeting and any adjournment(s) thereof. Emerson's transfer books will not be closed.

          You are cordially invited to attend the meeting. However, whether or not you expect to attend the meeting, we want to have the maximum representation at the Annual Meeting and respectfully request that you date, execute and mail promptly the enclosed proxy card in the enclosed stamped envelope for which no additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to its use as specified in the enclosed proxy statement.

                                       By Order of the Board of Directors

                                       ELIZABETH J. CALIANESE
                                       Senior Vice President-Human Resources,
                                       General Counsel and Secretary

Parsippany, New Jersey
July 20, 2001
                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
              ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

                               EMERSON RADIO CORP.
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 24, 2001
                              ---------------------


To Our Stockholders:

          This Proxy Statement is furnished to our stockholders for use at our Annual Meeting of Stockholders to be held at the Bent Tree Country Club, 5201 Westgrove, Dallas, Texas 75248, on August 24, 2001 at 1:00 p.m. (local time), or at any adjournment or adjournments thereof (the "Annual Meeting"). Emerson's stockholders of record as of the close of business on July 18, 2001 (the "Record Date") are entitled to vote at the Annual Meeting. We expect to begin mailing this Proxy Statement and the enclosed proxy card to our stockholders on or about July 24, 2001.

                  VOTING PROCEDURES AND REVOCABILITY OF PROXIES

          The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals brought before the Annual Meeting. As of the Record Date, there were 31,343,978 shares of our common stock, par value $.01 per share, issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of our common stock is entitled to one vote.

          The holders of a majority of our outstanding shares of common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker non-votes are counted as stockholders who are present and entitled to vote and they count toward a quorum but are not taken into account in determining, and have no effect on, the outcome of the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner (despite voting on at least one other proposal for which the nominee does have discretionary authority or for which it has received instructions). Brokers holding shares of record for customers generally are not entitled to vote on certain "non-routine" matters unless they receive voting instructions from their customers.

          The accompanying proxy card provides space for you to vote in favor of, or to withhold voting for, the nominees for the Board of Directors. The members of our Board of Directors are elected by plurality and the five nominees who receive the most votes will be elected. The Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

          When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card vote the shares in accordance with the stockholder's instructions. The proxies we have designated for the stockholders are Geoffrey P. Jurick and Kenneth A. Corby. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the names of the other persons to act as your proxies. In that case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy and for the named proxy to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to us.

          If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted for the election of the five nominees for director and, at the discretion of the proxies designated by us, on any other matter that may properly come before the Annual Meeting or any adjournment(s).

          You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying Emerson's Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation shall be effective unless at or prior to the Annual Meeting we have received notice of such revocation.

                              ELECTION OF DIRECTORS

          Five directors are proposed to be elected at the Annual Meeting. If elected, each director will hold office until the next Annual Meeting of our stockholders or until his successor is elected and qualified. The election of directors will be decided by a plurality vote.

          All nominees named in this proxy statement are members of our present Board of Directors and have consented to serve if elected. We have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve, (i) the shares represented by the designated proxies will be voted for the election of a substitute as the Board of Directors may recommend, (ii) the Board of Directors may reduce the number of directors to eliminate the vacancy, or (iii) the Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

          Nominations for election to the Board of Directors may be made by the Board of Directors, a nominating committee appointed by the Board of Directors or by any stockholder entitled to vote for the election of directors.
Nominations made by stockholders must be made by written notice to Emerson's Secretary at its corporate offices in Parsippany, New Jersey, and must set forth as to each proposed nominee who is not an incumbent director: (a) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (b) the principal occupation or employment of each such nominee;
(c) the number of shares of our common stock that are beneficially owned by each such nominee and the nominating stockholder; and (d) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Rule 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any such recommendation must be accompanied by a written statement from the individual nominee giving his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

          The current Board of Directors nominated the individuals named below for election to our Board of Directors and background information on each of the nominees (as of July 15, 2001) is set forth below. See "Security Ownership of Certain Beneficial Owners and Management" for additional information about the nominees, including their ownership of securities issued by the Company.


                                             Year
                                            First
                                            Became
  Name                           Age       Director    Principal Occupation or Employment
  ----                           ---       --------    ----------------------------------
Robert H. Brown, Jr.              47          1992          Since January 1999,  President
                                                            and Chief Executive Officer of
                                                            Frost  Securities,   Inc.,  an
                                                            investment  banking firm; from
                                                            July  1998  to  January  1999,
                                                            President of RHB Capital, LLC;
                                                            from   January  1990  to  July
                                                            1998,   held  a   variety   of
                                                            positions  with Dain Rauscher,
                                                            formerly    Rauscher    Pierce
                                                            Refsnes,  Inc.   ("Rauscher"),
                                                            including      Senior     Vice
                                                            President  and Director of the
                                                            Corporate  Finance  Department
                                                            and Executive  Vice  President
                                                            of  Capital   Markets;   since
                                                            April  1996,   a  Director  of
                                                            Claimsnet.com, which is traded
                                                            on the Nasdaq Stock Market.



Peter G. Bunger                   60          1992          Since 1990, a consultant  with
                                                            Savarina AG, an entity engaged
                                                            in the  business of  portfolio
                                                            management    monitoring    in
                                                            Zurich,   Switzerland;   since
                                                            October  1992,  a Director  of
                                                            Savarina  AG;  since  1992,  a
                                                            Director  of ISCS,  a computer
                                                            software    company;     since
                                                            December  1996,  a Director of
                                                            Sport  Supply   Group,   Inc.,
                                                            which  is  quoted  on the over
                                                            the  counter   bulletin  board
                                                            ("SSG").  As of July 18, 2001,
                                                            Emerson   beneficially   owned
                                                            approximately   56.8%  of  the
                                                            issued and outstanding  common
                                                            shares  of SSG.  See  "Certain
                                                            Relationships    and   Related
                                                            Transactions   -  Relationship
                                                            with Sport Supply Group, Inc".


Jerome H. Farnum                  65          1992          Since    July     1994,     an
                                                            independent consultant.

Stephen H. Goodman                57          1999          Since      September     1999,
                                                            Chairman,   President,   Chief
                                                            Executive    Officer   and   a
                                                            Director   of   Singer,   N.V.
                                                            ("Singer");  from January 1998
                                                            to    September    1999    was
                                                            President,   Chief   Executive
                                                            Officer  and a Director of The
                                                            Singer  Company,   N.V.  ("Old
                                                            Singer");  is also a  director
                                                            and  officer  of a  number  of
                                                            Singer's     affiliates    and
                                                            subsidiaries;  from March 1986
                                                            to  December   1997,   held  a
                                                            variety  of   positions   with
                                                            Bankers     Trust     Company,
                                                            including  Managing  Director,
                                                            Corporate  Strategy,  New York
                                                            and     Managing     Director,
                                                            Strategic Advisory and Mergers
                                                            & Acquisitions Business, Asia.
                                                            On September 6, 1999, GM Pfaff
                                                            A.G., then a subsidiary of Old
                                                            Singer,   filed  a   voluntary
                                                            petition  for relief under the
                                                            reorganization  provisions  of
                                                            the German Bankruptcy Code, in
                                                            the     lower     court     of
                                                            Kaiserslautern,   Germany.  On
                                                            September 12 and 13, 1999, Old
                                                            Singer     and    its     U.S.
                                                            subsidiaries  and the  holding
                                                            companies   for  its   foreign
                                                            businesses,  and a  number  of
                                                            Old Singer's foreign operating
                                                            subsidiaries,  filed voluntary
                                                            petitions for relief under the
                                                            reorganization  provisions  of
                                                            the United  States  Bankruptcy
                                                            Code,  in  the  United  States
                                                            District    Court    for   the
                                                            Southern District of New York.
                                                            Singer emerged from bankruptcy
                                                            on September 14, 2000.

Geoffrey P. Jurick                60          1990          Since   July    1992,    Chief
                                                            Executive  Officer of Emerson;
                                                            since December 1993, Chairman;
                                                            since April  1997,  President;
                                                            since December 1996,  Director
                                                            and  Chairman  of the Board of
                                                            Directors  and,  since January
                                                            1997, Chief Executive  Officer
                                                            of    SSG.     See    "Certain
                                                            Relationships    and   Related
                                                            Transactions".



                 THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR"
                EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

          The following table sets forth, as of July 18, 2001, the beneficial ownership of (i) each current director; (ii) each of our executive officers named in the Summary Compensation Table ("executive officers"); (iii) Emerson's directors and executive officers as a group and (iv) each stockholder known by us to own beneficially more than 5% of our outstanding shares of common stock.


                                            Amount and Nature of
Name and Address of Beneficial Owners       Beneficial Ownership (1)     Percent of Class (1)
-------------------------------------      -------------------------     ---------------------

Geoffrey P. Jurick (2)*                         14,575,109                     45.6%

The Chase Manhattan Bank                         2,572,861                      7.6%
Special Loan Group
270 Park Avenue - 30th Floor
New York, NY 10017 (3)

Oaktree Capital Management                       3,483,135                     10.0%
550 South Hope St., 22nd Fl
Los Angeles, CA   90071 (4)

Thomas Hackett, Official Liquidator of           3,164,340                     10.1%
Fidenas International Bank Limited
Price Waterhouse Coopers
East Hill Street
P.O. Box N-3910
Nassau, Bahamas (2)

Robert H. Brown, Jr. (5)*                           50,000                      **

Peter G. Bunger (5)*                                33,333                      **

Jerome H. Farnum (5)*                               33,333                      **

Stephen H. Goodman (5)*                              8,333                      **

Marino Andriani (6)                                150,000                      **

Elizabeth J. Calianese (6)                          36,666                      **

Kenneth A. Corby (6)                                50,000                      **

John J. Raab (6)                                    66,666                      **

All Directors and Executive                     15,003,440                     46.5%
Officers as a Group (9 persons) (7)       ______________________________________________


(*)    Director (All current directors are nominees for director.)

(**)   Less than one percent

(1) Based on 31,343,978 shares of common stock outstanding as of July 18, 2001. Each beneficial owner's percentage ownership of common stock is determined by assuming that options and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days after July 18, 2001 have been exercised or converted. Except as otherwise indicated, the beneficial ownership table does not include
(i) shares of common stock issuable upon conversion of 3,677 shares of Emerson's Series A Preferred Stock, (ii) common stock issuable upon exercise of outstanding options, which are not currently exercisable within 60 days after July 18, 2001, or (iii) common stock issuable upon conversion of Emerson's 8-1/2% Senior Subordinated Convertible Debentures Due 2002 (the "Debentures"). Except as otherwise indicated and based upon our review of information as filed with the U.S. Securities and Exchange Commission ("SEC"), we believe that the beneficial owners of the securities listed have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Mr. Jurick's beneficial ownership consists of 100 shares of common stock directly owned by him, and 9,875,000 shares of common stock held by Mr. Jurick, and 3,164,340 and 935,669 shares of common stock held by Thomas Hackett, Official Liquidator of Fidenas International Bank Limited ("Fidenas Liquidator") and Barclays Bank PLC ("Barclays"), respectively, pursuant to the provisions of an agreement dated as of May 25, 2000 (the "Option Agreement"). Mr. Jurick has voting power with respect to the shares of common stock held by the Fidenas Liquidator and Barclays. See "Certain Relationships and Related Transactions - Certain Outstanding Common Stock". Also includes options held by Mr. Jurick to purchase 600,000 shares of common stock that are exercisable within 60 days after July 18, 2001.

(3) Consists of shares of common stock issuable upon conversion of the owner's holdings of Emerson's Series A Preferred Stock.

(4) Based on information set forth in a Schedule 13D, dated May 22, 1998, as amended and filed with the SEC by Oaktree Capital Management LLC ("Oaktree"), Kenneth Grossman and OCM Principal Opportunities Fund, L. P., consists of shares of common stock issuable upon conversion of the owner's holdings of Emerson's Debentures if such holdings were converted into shares of Emerson's common stock.

(5) Comprised of options issued pursuant to Emerson's 1994 Non-Employee Director Stock Option Plan that are exercisable within 60 days after July 18, 2001.

(6) Comprised of options issued pursuant to Emerson's 1994 Stock Compensation Program that are exercisable within 60 days after July 18, 2001.

(7) Includes 953,331 shares of common stock issuable upon exercise of options that are exercisable within 60 days after July 18, 2001. Excludes options to purchase an aggregate of 296,669 shares of common stock that are not exercisable within 60 days after July 18, 2001.

                        BOARD OF DIRECTORS AND COMMITTEES

          Emerson's business is managed under the direction of our Board of Directors. The Board of Directors meets periodically during our fiscal year to review significant developments affecting Emerson and to act on matters requiring Board of Director approval. The Board of Directors held thirteen (13) formal meetings during the fiscal year ended March 31, 2001 ("Fiscal 2001") and acted by unanimous written consent one (1) time. During Fiscal 2001, each member of the Board of Directors participated in at least 75% of all Board of Director meetings and 100% of all committee meetings held during the period.

          During Fiscal 2001, our Board of Directors had an Audit Committee, Compensation and Personnel Committee, Executive Committee and Special Committee to devote attention to specific subjects and to assist the Board of Directors in the discharge of its responsibilities. The functions of these committees and their current members are described below.

          Audit Committee. Our Audit Committee, and each of its three members, Messrs. Farnum (Chairman), Brown and Goodman, fulfills the requirements of the rules applicable to members of the American Stock Exchange with regard to independence and qualification. The Audit Committee recommends to the Board of Directors the appointment of a firm of independent certified public accountants to conduct audits of our accounts and affairs and monitors the performance of such firm. The Audit Committee also reviews the adequacy of Emerson's internal system of accounting controls, the findings and reports of, and confers with, the independent auditors concerning their examination of our books and records and provides assistance to the Board of Directors with regard to same. During Fiscal 2001, the Audit Committee formally met two (2) times. For additional information concerning our Audit Committee, see "Report of Audit Committee".

          Compensation and Personnel Committee. Our Compensation and Personnel Committee is presently comprised of Messrs. Brown (Chairman), Bunger and Farnum (each of whom is a non-employee Director). The Committee (i) makes recommendations to the Board of Directors concerning remuneration arrangements for senior executive management; (ii) administers our 1994 Stock Compensation Program; and (iii) makes such reports and recommendations, from time to time, to the Board of Directors upon such matters as the Committee may deem appropriate or as may be requested by the Board of Directors. During Fiscal 2001, the Compensation Committee met one (1) time. See "Executive Compensation and Other Information--Report of Compensation and Personnel Committee".

          Executive Committee. Our Executive Committee is presently comprised of Messrs. Brown, Bunger, Farnum and Jurick (Chairman). Mr. Goodman is an alternate Committee member. Subject to the provisions of the Company's By-Laws, the Executive Committee has all of the power and authority of the Board of Directors with certain exceptions. During Fiscal 2001, the Executive Committee did not meet.

          Special Committee. Our Special Committee, comprised of Messrs. Brown and Goodman, was formed as part of a Stipulation and Order of Settlement, dated June 11, 1996, between the Company, Mr. Jurick, Fidenas International Limited and its predecessor ("FIN"), GSE Multimedia Technologies Corporation ("GSE"), Elision International Ltd. ("Elision"), Petra and Donald Stelling (the "Stellings"), the Fidenas Liquidator and Barclays (the "Settlement Agreement") to evaluate, and make recommendations to the Board of Directors regarding, any offer to purchase certain of Emerson's shares of common stock, which were the subject of the Settlement Agreement, which would result in a change of control of Emerson as defined in Emerson's Senior Secured Credit Facility with a U.S. financial institution ("Senior Secured Credit Facility") and the Indenture governing the Debentures ("Indenture"). During Fiscal 2001, the Special Committee did not meet. See "Certain Relationships and Related Transactions - Certain Outstanding Common Stock".

          The Board of Directors did not have a standing nominating committee, or any other committee performing similar functions during Fiscal 2001. Our Board of Directors, as a whole, performed the functions customarily attributable to a nominating committee.

Compensation of Directors

          In Fiscal 2001, Emerson directors who were not employees were paid $10,000; members of the Compensation and Personnel Committee were paid an additional $5,000; members of the Executive Committee were paid an additional $5,000; members of the Audit Committee were paid an additional $7,500; and members of the Special Committee were paid an additional $2,500. Accordingly, during Fiscal 2001, Messrs. Brown, Bunger, Farnum and Goodman received $30,000, $20,000, $27,500 and $25,000, respectively. All compensation paid to our Directors is paid in quarterly installments. Directors who are Emerson employees are not paid for their services as a director. Additionally, each director, who is not an employee, is eligible to participate in Emerson's 1994 Non-Employee Director Stock Option Plan.

Officers

          The following table sets forth certain information regarding the current officers of the Company:


Name                            Age    Position                       Fiscal Year Became Officer

Geoffrey P. Jurick             60      Chairman of the Board, Chief                    1992
                                       Executive Officer and
                                       President, Director
John J. Raab                   65      Executive Vice President -                      1995
                                       International
Marino Andriani                53      President, Emerson Radio                        1996
                                       Consumer Products Corporation
Kenneth A. Corby               40      Executive Vice President -                      2000
                                       Chief Financial Officer
John P. Walker                 38      Executive Vice President -                      1993
                                       Global Management
Elizabeth J. Calianese         43      Senior Vice President -                         1995
                                       Human Resources, General Counsel,
                                       Secretary

Ronald Gullett                 62      Senior Vice President -                         2000
                                       International; President -
                                       Emerson Radio (Hong Kong)
                                       Limited
Patrick Murray                 50      Senior Vice President -                         2001
                                       Sales, Emerson Radio
                                       Consumer Products Corporation
Christina A. Iatrou            35      Assistant Secretary,                            1996
                                       Assistant General Counsel
Guy A. Paglinco                44      Assistant Vice President -                      2001
                                       Finance



                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation of Executive Officers

          The following table sets forth certain information regarding compensation paid to our Chief Executive Officer and each of our other four most highly compensated executive officers for services rendered in all capacities to Emerson during the 2001, 2000 and 1999 fiscal years:



                                            Summary Compensation Table
                                            --------------------------
                                                                                   SECURI-
                                                                      OTHER         TIES        ALL
                                                                      ANNUAL        UNDER-     OTHER
NAME AND PRINCIPAL                  FISCAL                            COMPEN-       LYING      COMPEN-
   POSITION(S)                      YEAR         SALARY      BONUS   SATION(1)     OPTIONS     SATION (2)


GEOFFREY P. JURICK                   2001      $411,600      $88,000  $ 61,463       ---        $  ---
CHAIRMAN OF THE                      2000       411,600       ---       67,910       ---           ---
BOARD, CHIEF                         1999       411,600       ---      108,145       ---         4,844
EXECUTIVE OFFICER
AND PRESIDENT

MARINO ANDRIANI                      2001       385,000      865,412     8,400       ---        12,767
PRESIDENT, EMERSON                   2000       385,000      557,562     8,400     225,000      14,679
RADIO CONSUMER                       1999       385,000        ---       8,400      75,000      14,032
PRODUCTS CORPORATION (3)

JOHN J. RAAB                         2001       210,000      100,000     8,400      50,000      13,659
EXECUTIVE  VICE                      2000       210,000       30,000     8,400       ---        10,544
PRESIDENT -                          1999       210,000        ---       8,400      50,000      10,100
INTERNATIONAL (3)

KENNETH A. CORBY                     2001       175,000      125,000     7,689       ---        14,565
EXECUTIVE  VICE PRESIDENT, CHIEF     2000         ---          ---        ---       75,000        ---
FINANCIAL OFFICER (1)(3)             1999         ---          ---        ---        ---          ---

ELIZABETH CALIANESE                  2001       175,000       65,000     8,400      20,000       6,445
SENIOR VICE PRESIDENT -              2000       144,231       50,923     8,400       ---         7,082
HUMAN RESOURCES,                     1999       125,000       25,000     8,400       ---         7,110
SECRETARY AND
GENERAL COUNSEL (3)


(1) Other annual compensation consists of (i) car allowance and auto expenses in the annual amount of $8,400, payable in equal monthly installments, to Messrs. Andriani and Raab and Ms. Calianese in Fiscal 2001, 2000 and 1999, respectively, (ii) temporary lodging expenses and associated tax gross-ups in the amount of $61,643, $67,910, and $108,145 for Mr. Jurick, for Fiscal 2001, 2000 and 1999, respectively, and (iii) car lease expenses in the annual amount of $7,689 for Mr. Corby for Fiscal 2001. In Fiscal 2001, Mr. Jurick also received $ 250,000 in salary for the services he rendered to SSG. In Fiscal 2000 and 1999, Mr. Corby was employed and paid directly by SSG. Pursuant to the management services agreement between Emerson and SSG, as described below, in Fiscal 2000 and 1999, SSG charged Emerson for the services provided by Mr. Corby to Emerson and, in Fiscal 2001, Emerson charged SSG $56,250 in salary and $40,000 in bonus for the services Mr. Corby provided to SSG.

(2)  All other  compensation  consists of Emerson's  contribution  to our 401(k)
     employee  savings  plan,  group  health,   life  insurance  and  disability
     insurance.

(3) In October 1999, Mr. Andriani was granted stock options to purchase an additional 225,000 shares of common stock at an exercise price of $1.00 per share. In June 1999, Mr. Corby was granted stock options to purchase 75,000 shares of common stock at an exercise price of $1.00 per share. In July 2000, our Board of Directors granted stock options to Mr. Raab and Ms. Calianese to purchase an additional 50,000 and 20,000 shares of common stock, respectively, at an exercise price of $1.00 per share. Pursuant to our Stock Compensation Plan, these options will vest in equal installments over 3 years, commencing one year from the date of grant, and their exercise is contingent on continued employment with Emerson.

Option Grants During 2001 Fiscal Year

                                                                                                Potential Realizable
                                                                                                  Value at Assumed
                                                                                                Annual Rates of Stock
Individual Grants                                                                                Price Appreciation
                                                                                                 for Option Term (2)
                                                % of Total
                                 Number       Options Granted      Exercise
                               of Options       to Employees       Price Per     Expiration
            Name               Granted (1)     in Fiscal 2001        Share          Date          5%           10%
----------------------------- -------------- ------------------- -------------- ------------- ------------ -------------

GEOFFREY P. JURICK                 ---              ---               ---           ---           ---          ---
MARINO ANDRIANI                    ---              ---               ---           ---           ---          ---
JOHN J. RAAB                     50,000            20.2%             $1.00      July 17, 2010     $105,885      $168,610

KENNETH A. CORBY                   ---              ---               ---           ---           ---          ---
ELIZABETH J. CALIANESE           20,000             8.1%             $1.00      July 17, 2010      $42,354      $67,444


1. The stock options were granted under the 1994 Stock Compensation Program, and, unless otherwise designated at the time of grant, are exercisable commencing one year after the grant date in three equal annual installments, with full vesting occurring on the third anniversary of the date of the grant.

2. The dollar amounts under these columns are the result of calculations at the assumed compounded market appreciation rates of 5% and 10% as required by the SEC over a ten-year term and therefore, are not intended to forecast possible future appreciation, if any, of the stock price. The disclosure assumes the options will be held for the full ten-year term prior to exercise. Such options may be exercised prior to the end of such ten-year term. The actual value, if any, an executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There can be no assurance that the stock price will appreciate at the rates shown in the table.

      Option Exercises During Fiscal 2001 and Fiscal 2001 Year End Holdings

          The following table provides information related to options exercised by our executive officers during Fiscal 2001 and the number and value of options held at the end of Fiscal 2001 by our executive officers. We do not have any outstanding stock appreciation rights.

                                                                   Number of
                                                                  Securities                   Value of
                                                                  Underlying                  Unexercised
                                                                  Unexercised                In-the-Money
                                                                 Options/SARs                Options/SARs
                                Shares                             at FY-End                   at FY-End
                               Acquired           Value               (#)                       ($)(1)
                             on Exercise        Realized         Exercisable/                Exercisable/
          Name                   (#)               ($)           Unexercisable               Unexercisable
-------------------------    -------------     ------------    ------------------    ------------------------------
Geoffrey P. Jurick               ---               ---              600,000/0            $   180,000/$  ---
Marino Andriani                 75,000           70,350           75,000/150,000         $    22,500/$ 45,000
John J. Raab                     ---               ---             50,000/50,000         $    15,000/$ 15,000
Elizabeth  J. Calianese          ---               ---             30,000/20,000         $     9,000/$  6,000
Kenneth A. Corby                 ---               ---             25,000/50,000         $     7,500/$ 15,000



(1) The closing price for our common stock as reported by the American Stock Exchange on March 31, 2001 was $1.30. Value is calculated on the basis of the difference between $1.30 and the option exercise price of "in the money" options, multiplied by the number of shares of our common stock underlying the option.

Certain Employment Contracts

          The Company presently has no employment contracts in effect.

Compensation Committee Interlocks and Insider Participation

          Geoffrey P. Jurick serves as Chairman of the Board and Chief Executive Officer of Emerson and SSG and participated in deliberations concerning senior executive officer compensation for both companies. In Fiscal 2001, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. Mr. Bunger, who is a Director of Emerson and SSG, serves on the Compensation Committees of both companies. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President - Corporate Development of SSG. During Fiscal 2001, John P. Walker, Emerson's Executive Vice President - Global Management, served as Emerson's Executive Vice President and Chief Financial Officer and SSG's Director and President. Under the management services agreement between the Company and SSG as described below, Emerson incurred net fees of $293,000, $488,000 and $636,000 for services provided pursuant to this agreement during Fiscal 2001, 2000 and 1999 respectively, which include the amounts billed by Emerson to SSG for Mr. Corby's services and the amounts billed by SSG to Emerson for Messrs. Corby's and Walker's services.

Report of Compensation and Personnel Committee

          The Compensation and Personnel Committee of our Board of Directors (the "Compensation Committee") oversees our senior executive compensation strategy. The strategy is implemented through policies designed to support the achievement of our business objectives and the enhancement of stockholder value. Our Compensation Committee reviews, on an ongoing basis, all aspects of senior executive compensation and its policies support the following objectives:

     The  reinforcement of management's concern for enhancing stockholder value.

     The  attraction, hiring and retention of qualified executives.

     The provision of competitive compensation opportunities for exceptional performance.

The basic elements of our senior executive compensation strategy are:

               Base salary. Base salaries for our senior executive managers represent compensation for the performance of defined functions and assumption of defined responsibilities. The Compensation Committee reviews each senior executive's base salary on an annual basis. In determining salary adjustments, the Compensation Committee considers our growth in earnings and revenues and the executive's performance level, as well as other factors relating to the executive's specific responsibilities. Also considered are the executive's position, experience, skills, potential for advancement, responsibility, and current salary in relation to the expected level of pay for the position. Our Compensation Committee exercises its judgment based upon the above criteria and does not apply a specific formula or assign a weight to each factor considered.

               Annual incentive compensation. At the beginning of each year, our Board of Directors establishes our performance goals for that year, which may include target increases in sales, net income and earnings per share, as well as more subjective goals with respect to marketing, product introduction and expansion of customer base. Bonuses awarded to executive officers are discretionary based primarily upon individual achievement, with the exception of Mr. Andriani who is compensated based upon an incentive formula.

               Long-term   incentive   compensation.   Our  long-term  incentive
          compensation for management and employees consists of stock options awarded under the 1994 Stock Compensation Program.

          Our Compensation Committee views the granting of stock options as a significant method of aligning management's long-term interests with those of the stockholders and determines awards to executives based on its evaluation of criteria that include responsibilities, compensation, past and expected contributions to the achievement of Emerson's long-term performance goals. Stock options are designed to focus executives on our long-term performance by enabling them to share in any increases in value of our stock.

          Our Compensation Committee encourages executives, individually and collectively, to maintain a long-term ownership position in our stock. The Compensation Committee believes this ownership, combined with a significant performance-based incentive compensation opportunity, forges a strong link between our executives and stockholders.

Compensation of the Chief Executive Officer

          Mr. Geoffrey P. Jurick is our Chief Executive Officer, Chairman of the Board of Directors and President. The Compensation Committee considered the results in all aspects of our business, and Mr. Jurick's performance during Fiscal 2001.

          Mr. Jurick's annual compensation for Fiscal 2001, comprised of an annual base salary of $411,600, is consistent with our Committee's targeted annual compensation level and with the limitations previously established by the Settlement Agreement. In Fiscal 2001, Mr. Jurick also received $250,000 in salary for the services he rendered to SSG. See "Summary Compensation Table" and "Certain Relationships and Related Transactions - Certain Outstanding Common Stock".

Policy on Qualifying Compensation

          Our Board of Directors has considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) generally provides that, for tax years beginning on or after January 1, 1994, a publicly held company's deduction for compensation paid to its covered employees is limited to $1 million per year, subject to certain exceptions. Emerson's policy is to qualify, to the extent reasonable, our executive officers' compensation for deductibility under applicable tax laws. However, the Board of Directors believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to Emerson's success. Consequently, the Board of Directors recognizes that the loss of a tax deduction could be necessary in some circumstances.

          This report is submitted by the members of the Board of Directors and the Compensation and Personnel Committee that were in existence at the end of Fiscal 2001.


Board of Directors                        Compensation and Personnel Committee
------------------                        ------------------------------------

Geoffrey P. Jurick, Chairman              Robert H. Brown, Jr., Chairman
Robert H. Brown, Jr.                      Peter G. Bunger
Peter G. Bunger                           Jerome H. Farnum
Jerome H. Farnum
Stephen H. Goodman

          This report shall not be deemed incorporated by reference in any filing by Emerson under the Securities Act of 1933(the "Securities Act") or the Exchange Act except to the extent that Emerson specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

Report of Audit Committee

          The Board of Directors adopted the Audit Committee Charter on June 9, 2000 and reviewed, reassessed and ratified the Charter on June 22, 2001, a copy of which is attached to this Proxy Statement as Appendix I. Management is responsible for Emerson's internal controls and financial reporting process. Emerson's independent auditors are responsible for performing an independent audit of Emerson's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. As the Audit Committee of the Board of Directors, we are responsible for monitoring and overseeing these processes. Our common stock is listed on the American Stock Exchange and we are governed by the listing standards of such exchange. All of the members of our Audit Committee have been determined to be "independent directors" under the listing standards of the American Stock Exchange.

          In this context, we have reviewed the audited consolidated financial statements and have met and held discussions with management and Ernst & Young, LLP, Emerson's independent auditors ("Ernst & Young"). Management has represented to us that Emerson's consolidated financial statements were prepared in accordance with generally accepted accounting principles. We also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of Emerson's financial statements.

          The independent auditors also provided us with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from Emerson and its related entities, and we discussed with the independent auditors their independence.

          Based on our discussions with management and the independent auditors, as well as our review of the representations of management and the report of the independent auditors to us, we recommended to the Board of Directors that Emerson's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and filed with the SEC.

          The Audit Committee has selected Ernst & Young to be retained as Emerson's independent certified public accountants to conduct the annual audit and to report on, as may be required, the consolidated financial statements that may be filed by Emerson with the SEC during the ensuing year.

Audit Fees and Related Matters

Fees

During Fiscal 2001, Emerson was billed approximately $185,000 by Ernst & Young for the audit of Emerson's annual financial statements for Fiscal 2001 and for the review of the financial statements included in Emerson's quarterly reports on Form 10-Q filed during Fiscal 2001, $77,000 for non-audit related services and no fees related to information technology services.

Other Matters

The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining Ernst & Young's independence.

Of the time expended by Ernst & Young to audit Emerson's financial statement for Fiscal 2001, less than 50% of such time involved work performed by persons other than Ernst & Young's full-time, permanent employees.


This report is submitted by the members of the Audit Committee that were in existence at the end of Fiscal 2001.


Members of the Audit Committee
Robert H. Brown, Jr.
Jerome H. Farnum
Stephen H. Goodman

          This report shall not be deemed incorporated by reference in any filing by Emerson under the Securities Act or the Exchange Act except to the extent that Emerson specifically incorporates this information by reference, and shall not otherwise be deemed filed under either act.

                      COMPARISON OF CUMULATIVE TOTAL RETURN

Share Price Performance Graph

          The following graph shows a comparison of cumulative total returns on our common stock for the period April 1, 1996 to March 31, 2001, with the cumulative total return over the same period for the American Stock Exchange and a peer group of companies. Companies used for the peer group are Boston Acoustics, Inc., Cobra Electronics Corp., Koss Corp., Pioneer Corporation and Recoton Corp. In selecting companies to be part of the peer group, we focus on publicly traded companies that design and/or distribute consumer electronic products, which have characteristics similar to ours in terms of one or more of the following: type of product, distribution channels, sourcing or sales volume. In Fiscal 2000, the companies used for the peer group were Cobra Electronics Corp., Matsushita Electric Industrial Co. Ltd., Recoton Corp. and Sony Corp. After review, for Fiscal 2001, Emerson amended various members of the peer group previously reported to reflect a comparison with more closely aligned businesses. The comparison assumes the investment of $100 in our common stock on April 1, 1996 and reinvestment of all dividends. The information in the graph was provided by Media General Financial Services ("MGFS").

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
          EMERSON RADIO CORP., PEER GROUP INDEX AND BROAD MARKET INDEX

                               FISCAL YEAR ENDING

Company/Index/Market       1996      1997      1998      1999     2000      2001
Emerson Radio Corp.        100      41.46     17.07     29.27     29.27    50.73
Peer Group Index           100      80.92     83.33     89.96    135.95   123.33
AMEX Market Index          100     101.00    131.93    124.85    176.55   148.94


          The Peer Group Index is made up of the following securities:

Boston Acoustics, Inc.
Cobra Electronics Corp.
Koss Corp.
Pioneer Corporation
Recoton Corp.

The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Share Price Performance Graph will not be deemed to be incorporated by reference in any filing by Emerson under the Securities Act or the Exchange Act except to the extent that Emerson specifically incorporates the graph by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Relationship with Sport Supply Group, Inc.

          As of July 18, 2001, Emerson and Emerson Radio (Hong Kong) Ltd. ("Emerson HK"), our wholly owned subsidiary, owned 4,633,023 shares, or approximately 52.0%, of the issued and outstanding shares of SSG common stock. Emerson also owns 5-year warrants to acquire an additional 1,000,000 shares of SSG common stock at an exercise price of $7.50 per share, subject to standard anti-dilution adjustments ("Warrants"). If Emerson exercises all of the Warrants, we will own approximately 56.8% of the issued and outstanding shares of SSG common stock.

          Our Board of Directors includes the following people that are associated with SSG: Geoffrey P. Jurick, Chairman, Chief Executive Officer and President of Emerson and Chairman and Chief Executive Officer of SSG, and Peter
G. Bunger, a Director of both companies and member of the Compensation Committee of each Company. Kenneth A. Corby serves as our Executive Vice President and Chief Financial Officer and as Vice President - Corporate Development of SSG. John P. Walker, Emerson's Executive Vice President - Global Management also serves as a Director and President of SSG. During Fiscal 2001, Mr. Walker also served as Emerson's Executive Vice President and Chief Financial Officer.

          During 1997, Emerson entered into a management services agreement with SSG in an effort to share certain administrative and logistic functions and to enable SSG and Emerson to reduce certain costs. The management services agreement may be terminated by either SSG or us on sixty (60) days' prior notice. We incurred net fees of $293,000, $488,000 and $636,000 for services provided pursuant to this agreement during Fiscal 2001, 2000 and 1999 respectively.

Certain Outstanding Common Stock

          On March 3, 2000, the United States District Court for the District of New Jersey (the "Court") terminated the Settlement Agreement and on April 19, 2000, ordered that the approximate 29.2 million shares being held in the name of FIN, pursuant to the Settlement Agreement, be distributed as follows: the Fidenas Liquidator - 44.44%, the Stellings - 42.42% and Barclays - 13.14% (collectively, the "Creditors"). The Creditors previously agreed that Mr. Jurick would retain control of all beneficial ownership required by our Senior Secured Credit Facility and the Indenture to avoid an event of default arising out of a change in control ("Jurick Shares").

          On May 25, 2000, the Court implemented, in part, its termination of the Settlement Agreement by approving the transactions contemplated in the Option Agreement whereby it was agreed that: (i) the Settlement Shares would be reregistered as follows: the Fidenas Liquidator - 5,402,600, the Fidenas Liquidator - 3,164,340, Stelling - 8,177,533, Barclays - 1,597,400, Barclays - 935,669 and Mr. Jurick - 9,875,000 (Mr. Jurick's shares represent the amount required to be held by Mr. Jurick pursuant to our Senior Secured Credit Facility and the Indenture); (ii) the Company would purchase, pro rata, an aggregate of 7,000,000 shares from the Fidenas Liquidator and Barclays for $6 million ("Initial Purchase"); (iii) Mr. Jurick's shares, the Fidenas Liquidator's and Barclays' remaining shares, Consent Judgments and their Releases would be deposited with the Court and Mr. Jurick granted a proxy to vote the Fidenas Liquidator's and Barclays' shares so deposited; (iv) the Fidenas Liquidator and Barclays would grant Emerson (or Jurick, if Emerson was unable or unwilling to exercise) a one year option to purchase, pro rata, an additional 4,100,009 shares (the "Creditor Option Shares") at a price of $1.34 per share; (v) Emerson (or Jurick) would have the right, at its sole option, to extend the option for an additional one year on each of the first and second year anniversaries of the Initial Purchase upon notice and payment to the Fidenas Liquidator and Barclays, pro rata, of $550,000 for the first extension and $2.55 million for the second extension. (None of the payment for the first extension but $2 million of the payment for the second extension would be credited to the purchase price of the Creditor Option Shares upon exercise of the option); (vi) in the event the option was exercised, the Fidenas Liquidator and Barclays would deliver to Emerson (or Jurick) stock certificates representing their Creditor Option Shares and would deliver to Mr. Jurick their Consent Judgments, Releases and 57.58% of Mr. Jurick's shares; and, (vii) in the event the option was not exercised or an option extension payment not timely made, upon filing of a Certification, the Fidenas Liquidator and Barclays would be entitled to the immediate receipt of their Releases and Consent Judgments. Additionally, 57.58% of Mr. Jurick's shares would be distributed, pro rata, to the Fidenas Liquidator and Barclays upon the earlier of the maturity or payment date of the Debentures. In May 2001, Emerson paid $550,000 and exercised its right to extend this option for an additional one year period.

          On July 31, 2000, the Company purchased the 8,177,533 shares of its common stock delivered to Stelling under the Option Agreement. On October 31, 2000, Stelling sold her right, title and interest in the Jurick Shares to Fortrel Trading Company, a company controlled by her. The Court has not yet implemented the termination of the Settlement Agreement as to Stelling.

Future Transactions and Loans

          Emerson has adopted a policy that all future affiliated transactions and loans will be made or entered into on terms no less favorable to us than those that can be obtained from unaffiliated third parties. In addition, all future affiliated transactions and loans, and any forgiveness of loans, must be approved by a majority of the independent outside members of our Board of Directors who do not have an interest in the transactions.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires our officers and directors, and persons who own more than 10% of a registered class of Emerson's equity securities to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Officers, directors and greater than 10% stockholders are required by certain regulations to furnish us with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by us, we believe that, during Fiscal 2001, our officers, directors and greater than 10% beneficial owners have complied with all applicable filing requirements with respect to our equity securities other than (i) a Form 3 filing with respect to the beneficial ownership of The Chase Manhattan Bank; (ii) the timely filing of a Form 3 by Stelling related to the acquisition of the shares of our common stock received under the Option Agreement in May 2000; (iii) the filing of a Form 4 by Stelling relating to the sale of such shares of our common stock to Fortrel Trading Company in October 2000; and (iv) a Form 3 filing by Fortrel
Trading Company relating to the acquisition of the shares of our common stock from Stelling in October 2000.

                              STOCKHOLDER PROPOSALS

          A proper proposal submitted by one of our stockholders in accordance with applicable rules and regulations for presentation at our next annual meeting that is received at our principal executive office by April 15, 2002 will be included in our Proxy Statement and form of proxy for that meeting. If you desire to bring a proposal before the next annual meeting and such proposal is not timely submitted for inclusion in Emerson's Proxy Statement, you can still submit the proposal if it is received by Emerson no later than June 1, 2002.

                         PERSONS MAKING THE SOLICITATION

          The enclosed proxy is solicited on behalf of our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or fax. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of common stock. We have retained the services of American Stock Transfer & Trust Company to solicit proxies by mail, telephone, telegraph or personal contact.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          Ernst & Young LLP, independent certified public accountants, has been selected by the Audit Committee of our Board of Directors as our independent auditor for the current year. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he/she desires to do so and is expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

          The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                              FINANCIAL STATEMENTS

          A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2001, including financial statements, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.


                                          By Order of the Board of Directors,


                                          ELIZABETH J. CALIANESE
                                          Senior Vice President-Human Resources,
                                          General Counsel and Secretary
July 20, 2001

                                   APPENDIX I

                             AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS
                                       OF
                               EMERSON RADIO CORP.


                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the Audit Committee of Emerson Radio Corp. ("Emerson"). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and Emerson. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and Emerson. All Committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the Committee,] and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to Emerson's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of Emerson's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and Emerson's management. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all of Emerson's books, records, facilities, and personnel and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee Emerson's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing Emerson's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representative of Emerson's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and Emerson and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of Emerson's independent auditors, subject to shareholders' approval.

     o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including Emerson's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

     o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of Emerson's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     o The Committee shall review with management and the independent auditors the financial statements to be included in Emerson's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statement. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                               EMERSON RADIO CORP.

                 Board of Directors Proxy for the Annual Meeting
       of Stockholders at 1:00 p.m. (local time), Friday, August 24, 2001
                             Bent Tree Country Club
                                 5201 Westgrove
                               Dallas, Texas 75248

          The undersigned Stockholder of Emerson Radio Corp. (the "Company") hereby appoints Geoffrey P. Jurick and Kenneth A. Corby, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above stated Annual Meeting and at any adjournment(s) thereof.

                           (Continued on reverse side)
================================================================================

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                               EMERSON RADIO CORP.

                                 AUGUST 24, 2001


                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------


 [ X ]  Please mark your
votes as in this
example.

                      FOR all nominees listed           WITHHOLD AUTHORITY
                      at right (except as provided      to vote for all nominees
                      to the contrary below)            at right

--------------------------------------------------------------------------------

1.    To elect five                                       Nominees:
      directors for a                                     Geoffrey P. Jurick
      one-year term                                       Robert H. Brown, Jr.
                                                          Peter G. Bunger
                                                          Jerome H. Farnum
                                                          Stephen H. Goodman

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:
---------------------------------------------------------

2. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM (1), THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (2). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's 2001 Annual Report and Notice of Meeting and Proxy Statement, dated July 20, 2001, is hereby acknowledged.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

PLEASE SIGN, DATE AND MAIL TODAY.

SIGNATURE_____________________________________________   DATE___________________

SIGNATURE_____________________________________________   DATE___________________
                            IF HELD JOINTLY

NOTE:  (Joint  owners  must EACH  sign.  Please  sign  EXACTLY  as your  name(s)
appear(s)  on  this  card.   When  signing  as  attorney,   trustee,   executor,
administrator, guardian or corporate officer, please give your FULL title.)